Exhibit 10.2

CERTIFICATE

CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS

GTM HOLDINGS, INC.

CONVERTIBLE PROMISSORY NOTE

US $3,000,000 Dated: 31 December 2001

FOR VALUE RECEIVED, the undersigned, GTM HOLDINGS, INC., a Nevada corporation (the "Issuer"), promises to pay to the order of SUN TELEVISION CYBERNETWORKS HOLDINGS LIMITED, a Bermuda company (the "Noteholder"), the principal sum of Three Million U.S. dollars (US$3,000,000) on and subject to the terms and conditions attached hereto.

EXECUTED by the Company as of the date first written above,

GTM HOLDINGS, INC.

By: /s/ William A. Fisher

Name: William A. Fisher

Title: Director

Notes:

1. The Note is neither transferable nor assignable

2. This certificate is governed by, and shall be constructed in accordance with, the laws of the State of Nevada, United States of America